Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                               NEWNAN DIVISION


IN RE:                         }        CASE NUMBER
                               }        02-10835
                               }
The NewPower Company, et. al.  }        JUDGE    W. Homer Drake, Jr.
                               }
DEBTORS                        }        CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 10/31/02 TO 11/30/02

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                       Paul Ferdinands
                                       ----------------------
                                       Attorney for Debtor

Debtor's Address                       Attorney's Address
and Phone Number                       and Phone Number

One Manhattanville Rd.                 191 Peachtree St.
Purchase, NY 10577                     Atlanta, GA 30303
Tel: (914) 697-2100                    Tel: (404) 572-4600



NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                           Totals
                                                          Nov '02

Opening Cash Balance - 10/31/02                             $ 95,514  (Concentration Account)

Inflows:
Customer Collections                                           3,531
Collateral Returned
    -Sureties                                                  1,800
    -Security Deposits                                        25,898
Sale Proceeds/Interest Income/Other                              104
---------------------------------------------------------------------
Total Inflows                                                 31,333
--------------------------------------------------------------------------------------------------------------------------
                                                                                           Distribution of Outflows
Outflows:                                                                               NewPower              The NewPower
Post Petition:                                                                       Holdings, Inc.             Company
-------------                                                                        -------------            ------------
Call Center (Sitel)
Professionals - Bankruptcy                                       402                       402
Consulting Fees                                                   39                                               39
Gas Systems & IT Infrastructure (Wipro)                          328                                              328
Customer Incentives (air miles, etc.)                             57                                               57
Customer Letters & Bill Print (SFI)                               17                                               17
AGL Billing Systems (Partnersolve)
Collections(RM Services)                                          43                                               43
IT Support for risk systems (Zenax)                               13                                               13
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                         8                                                8
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                   50                                               50
Rent                                                              21                        21
Insurance
Utilities (Heat, Hydro, Phone, etc.)                              87                                               87
Customer Refunds                                                   7                                                7
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)                                 2,338                     2,338
Payrol   A                                                       (27)                      121                   (148)
Power                                                            702                                              702
Gas
Storage & Pipelines                                              (65)                                             (65)
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
  -  Security Deposits
T&E Reimbursements                                                20                                               20
State Tax Payments                                                 3                                                3
Enron payments                                                (8,778)                                          (8,778)
Other Vendors                                                     (8)                                              (8)
--------------------------------------------------------------------------------------------------------------------------
Total Outflows                                                (4,743)                    2,882                 (7,625)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
Net Cash Flows                                                36,076
--------------------------------------------------------------------

Closing Cash Balance                                        $131,590
--------------------------------------------------------------------
A  Includes reconciliation of prior month payroll funding.


                                                                  Attachment 1




NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from October 31, 2002 through November 30, 2002
Amounts in $000's


Accounts Receivable at Petition Date:                 $ 75,200


Beginning of Month Balance - Gross                    $ 17,014  (per 10/31/02 G/L)
PLUS:  Current Month New Billings                            -  (Nov revenue)
LESS:  Collections During the Month                     (2,831) (per daily cash report)
                                                ---------------

End of Month Balance - Gross                          $ 14,183  (per 11/30/02 G/L)
Allowance for Doubtful Accounts                        (14,183)
                                                ---------------

End of Month Balance - Net of Allowance               $      -
                                                ===============

                                             Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                                AR Aging for Post Petition Receivables

                                                   Current      > 30 days      > 60 days         Total
                                                ------------------------------------------------------------

                                                   $  420        $  69           $  306         $  795



                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from October 31, 2002 through November 30, 2002
Amounts in $000's


See attached System Generated A/P reports as of 11/30/02 (Attachements 2A and 2B).*


Beginning of Period Balance               $ 553 (per 10/31/02 G/L)
PLUS:  New Indebtedness Incurred         33,604 (per system gen A/P report)
LESS:  Amounts Paid on A/P              (33,178)(per system gen A/P report)
                                    ------------

End of Month Balance                      $ 979 (per 11/30/02 G/L)
                                    ============


Enron is our only secured creditor. We made payments of $28.7 M to Enron during the period.

*  Omitted

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from October 31, 2002 through November 30, 2002
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date     $ 15,587


Inventory at Beginning of Period       $      - (per 10/31/02 G/L)
PLUS:  Inventrory Purchased                   - (per daily cash report)
LESS:  Inventory Used or Sold                 -
                                       ----------

End of Month Balance                   $      - (per 11/30/02 G/L)
                                       ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date            $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period    $      -
Less:  Depreciation Expense                   -
Less:  Dispositions                           -
Add:  Purchases                        ----------

                                       $      -
Fixed Assets at End of Period          ==========

                                                                  Attachment 4
                                                                  Page 1 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              New York ABA # 021000021
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Concentration Account

Beginning Balance       $95,379,932.37
Total Deposits          $40,721,848.55
Total Payments           $4,719,576.25
Closing Balance        $131,382,204.67
Service Charges              $4,853.00

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 2 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              New York ABA # 021000021
Account Name:        NewPower Enron Segregated A/C
Account Number:
Purpose of Account:  Concentration Account

Beginning Balance       $37,545,599.27
Total Deposits              $33,401.25
Total Payments          $37,553,452.42
Closing Balance             $25,548.10
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 3 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              New York ABA # 021000021
Account Name:        NewPower Holding, Inc. - Payroll Account
Account Number:
Purpose of Account:  Payroll

Beginning Balance           $23,862.46
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance             $23,862.46
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 4 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              New York ABA # 021000021
Account Name:        The New Power Company
Account Number:
Purpose of Account:  WildCard ATM Settlement

Beginning Balance           $46,075.77
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance             $46,075.77
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 5 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              New York ABA # 021000021
Account Name:        NewPower ACH Account
Account Number:
Purpose of Account:  ACH (T&E)

Beginning Balance                $0.00
Total Deposits              $23,221.24
Total Payments              $23,221.24
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 6 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 7 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Controlled Disbursements (A/P)

Beginning Balance                $0.00
Total Deposits             $824,789.03
Total Payments             $824,789.03
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          100791
Last Check issued this Period           101342
Total # of checks issued this Period       501

                                                                  Attachment 4
                                                                  Page 8 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        JP Morgan Chase
Branch:              Syracuse, NY
Account Name:        NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:  Controlled Disbursements (Customer Refunds)

Beginning Balance                $0.00
Total Deposits               $8,344.85
Total Payments               $8,344.85
Closing Balance                  $0.00
Service Charges         N/A

First Check issued this Period          None
Last Check issued this Period           None
Total # of checks issued this Period    None

                                                                  Attachment 4
                                                                  Page 9 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        First Union/ Wachovia
Branch:              Herndon, VA  ABA # 051400549
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Natural Gas Collections

Beginning Balance           $39,856.74
Total Deposits             $428,375.18
Total Payments             $427,628.82
Closing Balance             $40,603.10
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 10 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC ABA #053000219
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/ IBM Collections

Beginning Balance            $3,719.24
Total Deposits           $2,989,659.29
Total Payments           $2,889,091.02
Closing Balance            $104,287.51
Service Charges              $4,962.84

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 11 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        First Union/ Wachovia
Branch:              Charlotte, NC ABA #053000219
Account Name:        The New Power Company
Account Number:
Purpose of Account:  Power/AES Collections

Beginning Balance            $3,416.79
Total Deposits                 $365.83
Total Payments               $3,782.62
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 12 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        Royal Bank of Canada
Branch:              Ontario Transit # 00192
Account Name:        The New Power Company
Account Number:
Purpose of Account:  CAN$ Operating A/C

Beginning Balance           $25,136.46  CAN$
Total Deposits              $19,671.16
Total Payments               $7,505.08
Closing Balance             $37,302.54
Service Charges                 $26.55

First Check issued this Period          463
Last Check issued this Period           483
Total # of checks issued this Period     14

                                                                  Attachment 4
                                                                  Page 13 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        Royal Bank of Canada
Branch:              Ontario Transit # 00192
Account Name:        The New Power Company
Account Number:
Purpose of Account:  US$ A/C

Beginning Balance            $4,528.24
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance              $4,528.24
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                                                                  Attachment 4
                                                                  Page 14 of 14


Name of Debtor:      NewPower Holdings Inc.
Case #:              02-10835
Reporting Period:    11/01/02- 11/30/02

Name of Bank:        Credit Suisse Asset Management
Branch:              466 Lexington Ave. NY, NY 10017-3140
Account Name:        NewPower Holdings, Inc.
Account Number:
Purpose of Account:  Short Term Cash Mgmt Portfolio

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A

                     ACCOUNT CLOSED

                                                                  Attachment 5




                               Check Register*







*  Omitted

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from October 31, 2002 through November 30, 2002
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from October 31, 2002 through November 30, 2002
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                              Full Time           Part Time
# of Employees at beginning of period             14                     -
# hired during the period                          -                     -
# terminated/resigned during period               (3)                    -
                                            ---------------------------------
# employees on payroll - end of period            11                     -
                                            =================================

# of employees on temporary consulting assignments                      11

Confirmation of Insurance
-------------------------

See supplemental attachment.*


*  Omitted

                                                                 Attachment 7B
                                                                (Supplemental)



                                         Payments made to insiders 11/1/02 - 11/30/02

Payments are in gross amts


Name                   Title                                        Amount        Date        Type

CUNNING, KATHLEEN      Vice President - Core Operations             $  8,333.33   11/15/2002  Salary for pay period 11/1 - 11/15
                                                                    $  8,333.33   11/30/2002  Salary for pay period 11/16 - 11/30


FOSTER, MARY           Managing Director, Finance & Treasury Ops    $  8,333.33  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $  8,333.33  11/30/2002   Salary for pay period 11/16 - 11/30


PARIKH, CHAITU         Vice President & Controller                  $  8,333.33  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $  8,333.33  11/30/2002   Salary for pay period 11/16 - 11/30
                                                                    $ 11,738.46  11/30/2002   Accrued, Unused Vacation Pay


LOCKHART, H *          CEO                                          $  9,583.33  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $  9,583.33  11/30/2002   Salary for pay period 11/16 - 11/30


MAGRUDER, KATHLEEN     Vice President-Govt Affairs                  $  9,583.33  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $ 16,153.07  11/15/2002   Accrued, Unused Vacation Pay


MALONE, JAMES          Managing Director, Law and Govt Affairs      $ 10,833.33  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $ 10,833.33  11/30/2002   Salary for pay period 11/16 - 11/30


PETIZON, ALICE         Vice President Law & Gov. Affairs            $  8,562.50  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $  8,562.50  11/30/2002   Salary for pay period 11/16 - 11/30


WYATT, ALAN            Managing Director- Operations & Technology   $ 16,666.67  11/15/2002   Salary for pay period 11/1 - 11/15
                                                                    $ 16,666.67  11/30/2002   Salary for pay period 11/16 - 11/30
                                                                    $  3,476.92  11/30/2002   Accrued, Unused Vacation Pay
                                                                    -----------

                                                                    $182,243.42
                                                                    ===========


* At the Creditors' Committee's request and pursuant to letters dated November 11, 2002 and November 13, 2002 between counsel for the Creditors' Committee and the Debtors' President and Chief Executive Officer, H. Eugene Lockhart ("Lockhart"), Lockhart
voluntarily agreed to reduce his annual base salary from $700,000 (as specified in Lockhart's employment agreement with
Holdings) to $350,000, retroactive to October 1, 2002, for the remainder of his employment with Holdings. Lockhart also agreed to waive any administrative claim he may have against the Debtors for the reduced portion of his salary. However, Lockhart retained the right to assert a general unsecured claim against the Debtors arising from the Debtors' rejection of his employment agreement. The payments to Lockhart, as reported on Attachment 7B, reflect the aforesaid reduction in annual base salary plus an additional "catch-up" reduction necessitated as a result of the retroactive nature of the agreement.


                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from October 31, 2002 through November 30, 2002
Amounts in $000's


On July 19, 2002, Southern Company ("Southern") and The NewPower Company consummated the sale of NewPower's AGL customer base to Southern. As part of that sale, Southern retained $11,636,465 as a holdback amount until October 17, 2002, when a final reconciliation of various post-closing true-up amounts would be finalized. On October 15, 2002, Southern notified NewPower that it planned to withhold $4,843,878 from the holdback amount for various post closing adjustments. NewPower disagrees with these adjustments and is currently defending its position in discussions with Southern.